UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 23, 2019

(Date of Report, Date of Earliest Event Reported)

COVIA HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Charter)

001-38510

(Commission File Number)

Delaware	13-2656671
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

3 Summit Park Drive, Suite 700, Independence, Ohio	44131
(Address of Principal Executive Offices)	(Zip Code)

(800) 255-7263

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVIA	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2019, the Board of Directors (“Board”) of Covia Holdings Corporation (“we,” “us,” “our” or “registrant”) approved the Covia Executive Severance Plan (“Plan”).  The Plan covers our employees at or above the vice president level, including our named executive officers.  The Plan provides severance payments and benefits to eligible employees who are terminated from employment without Cause or on account of a Constructive Termination, as each term is defined in the Plan.

The benefits provided under the Plan equal (i) a severance payment calculated using a factor determined by the participant’s level and multiplying the factor by the sum of the participant’s base salary and target short-term bonus opportunity, and (ii) if the qualifying termination occurs after September 1, the prorated portion of the short-term bonus that is actually earned for the year in which the termination occurs.  If the qualifying termination occurs during a Change in Control Period, as defined in the Plan, the benefits provided under the Plan equal (i) a severance payment calculated using a factor determined by the participant’s level and multiplying the factor by the sum of the participant’s base salary and target short-term bonus opportunity, and (ii) the prorated portion of the participant’s target short-term bonus opportunity. In each case, the participant will also receive outplacement assistance and subsidized health coverage.  The factor used for determining the severance payment is 1.5 for our named executive officers at the executive vice president level (2.0 if during a Change in Control Period) and 2.0 for our chief executive officer (2.99 if during a Change in Control Period).  If a participant dies or terminates employment on account of a disability, the participant will be entitled to the prorated short-term bonus that is actually earned for the year in which such termination occurs, but termination on account of death or disability will not trigger other benefits under the Plan.

The Plan provides restrictive covenants in our favor, including confidentiality, non-competition, non-solicitation and non-disparagement, and a post-termination cooperation covenant.  The length of the period for the covenants is 1.5 years for our named executive officers at the executive vice president level and 2 years for our chief executive officer.  In the event a participant is entitled to benefits under the Plan and any other plan, policy or agreement with us (including those plans, policies and agreements with Fairmount Santrol Holdings Inc. or Unimin Corporation), the participant will be eligible to receive the greater of the aggregate benefits payable under the Plan or the aggregate benefits payable under such other plan, policy or agreement, with no duplication of benefits.

A copy of the Plan is filed as Exhibit 10.1 to this Form 8-K.  The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan which is incorporated herein by reference.

Item 5.07Submission of Matters to a Vote of Security Holders.

On May 23, 2019, we held our annual meeting of stockholders (“Annual Meeting”).  At the Annual Meeting, our stockholders voted on four matters, with the results of the voting as follows:

Item 1 – Election of Directors.  To elect as directors the nominees named in our April 12, 2019 proxy statement (“Proxy Statement”).  As noted in our Current Report on Form 8-K filed on May 9, 2019, Jenniffer D. Deckard resigned as our President and Chief Executive Officer and as a member of our Board of Directors (“Board”), effective on May 7, 2019.  In connection with Ms. Deckard’s resignation, the size of the Board was reduced from 13 directors to 12 directors.  As a result, the Board presented at the Annual Meeting only the remaining 12 Board nominees for election, and the votes received by Ms. Deckard were disregarded.

Nominee	For	Against	Abstain	Broker Non-Vote
William E. Conway	97,737,498	348,936	106,928	18,062,724
Kurt Decat	91,212,412	6,780,750	200,200	18,062,724
Jean-Luc Deleersnyder	91,207,377	6,785,523	200,462	18,062,724
Michel Delloye	97,220,184	771,335	201,843	18,062,724
Charles D. Fowler	97,410,265	673,783	109,314	18,062,724
Jean-Pierre Labroue	97,141,061	851,725	200,576	18,062,724

Olivier Lambrechts	91,223,295	6,763,577	206,490	18,062,724
Matthew F. LeBaron	97,726,258	327,914	139,190	18,062,724
William P. Kelly	97,765,660	291,831	135,871	18,062,724
Stephen J. Hadden	97,724,714	299,354	169,294	18,062,724
Richard A. Navarre	91,484,802	6,569,342	139,218	18,062,724
Jeffrey B. Scofield	97,271,882	758,845	162,635	18,062,724
Jenniffer D. Deckard	2,702,242	528,782	94,962,338	18,062,724

Item 2 – Say-on-Pay Vote.  To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Vote
95,907,680	2,232,499	53,183	18,062,724

Item 3 – Say-on-Frequency Vote.  To vote, on an advisory basis, on the frequency of future advisory votes on the compensation of our named executive officers.

1-Year	2-Years	3-Years	Abstain
97,967,464	35,866	136,150	53,882

Item 4 – Ratification of the Appointment of Ernst & Young LLP.  To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2019.

For	Against	Abstain
115,957,845	189,732	108,509

No other matters were submitted to a vote of our stockholders at the Annual Meeting.

Item 9.01Financial Statements and Exhibits

(d)	Exhibits. Exhibits denoted with an asterisk (*) are filed herewith.

Exhibit No.	Description
10.1*†	Covia Executive Severance Plan effective May 23, 2019.

_________________________________

†	Management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COVIA HOLDINGS CORPORATION

Date:	May 29, 2019	/s/ Andrew D. Eich
Andrew D. Eich
Executive Vice President and Chief Financial Officer